NINETEEN HUNDRED NINETY EIGHT
ANNUAL REPORT

SIFE

When we use checks, credit cards, debit cards, or ATM's, we are depending on the financial services industry. Current trends indicate that these types of transactions will become even more prevalent during the next millennium. We at SIFE believe that our 37 years of financial industry experience helps us select investments that will benefit most from long-term trends like these.

Bruce W. Woods
President & CEO

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      Letter to Investors


                                                               February 12, 1999

Dear Fellow SIFE Investors:

The turbulence that spread throughout the equities market in 1998 extended to the financial services sector as well. During this period, SIFE remained focused on fundamental values, adhering to our time-tested investment philosophy.

The accompanying "Discussion of Fund Performance" examines the market conditions that affected returns and discusses our view of the future of financial stocks.

SIFE believes that our 37 years of experience as financial service specialists has provided us with the knowledge to deliver long-term performance. Even with the below-average return in financial stocks during 1998, we still believe that they offer excellent long-term potential.

SIFE intends to stay close to our heritage of investing in financial equities. Despite the short-term lure, we have not invested in companies outside our area of expertise, particularly those that trade at prices we believe are unjustified by future income projections.

During 1998, our investors family grew to over 24,000 shareholders, largely because of SIFE's stable approach to the financial services sector of the market, a sector we believe represents sound fundamentals and excellent future prospects.

Sincerely,

/s/ Bruce W. Woods

Bruce W. Woods
President & Chief Executive Officer

                                                       [Photo of Bruce W. Woods]

1998 ANNUAL REPORT
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
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                                                                           ----

Chief Investment Officer's Discussion of Fund Performance

                                                           February 12, 1999

                                                         [Photo of Mike Stead
                                                      Portfolio Manager and CIO]

1998 will be remembered by investors as a watershed year for volatility in the financial markets. As the second oldest financial services mutual fund in the country, we have learned that times such as these are when discipline and patience are among our most valuable assets.

For the financial services sector, the first half of 1998 was highlighted by the largest mergers in history. In April, three mergers were announced that were of a scale previously unseen in the financial services sector. Prior to these three mergers, SIFE's stock selection process led to the portfolio holding stock in Citigroup, Bank of America, and First Chicago, banks involved in these April mergers. In June 1998, another SIFE holding, Wells Fargo, announced that it would be merging with Norwest Bank.(1)

During this same period, SIFE completed a realignment of its portfolio that began in 1997. This realignment was the result of the portfolio team's research leading SIFE to believe the global economy was slowing while the US economy would remain relatively strong. For this reason SIFE felt that long term investor value would be best served by investing in regional banks, rather than money center banks having significant foreign exposure.

The second-half of 1998 was dominated by renewed concern over the default of Russia, Brazil's failing economy, continued poor economic conditions in Asia, and the near failure of hedge fund "Long Term Capital." Starting in late July, these events rattled the financial markets, particularly the money center banks and brokerage stocks, since as a group they have the greatest exposure to overseas financial markets and hedge funds. Unfortunately, the rapid sell-off that occurred affected all financial stocks, regardless of their international exposure, and erased all of the earlier gains SIFE made during the year.

Fortunately, just as rapidly as the market sell-off occurred, the market began to rally back. This rally was brought on in large part by three interest rate decreases from the Federal Reserve Board. The Federal Reserve's move lessened investor worries about problems overseas and helped moderate the losses at many large hedge funds. By the year end, bank stocks recovered but still had not yet returned to the all time highs set in early July.

As we start 1999, SIFE still believes that the financial services sector has better long term growth prospects than the overall stock market. The Price/Earnings ratio of the S&P 500 is currently more than 30 times earnings. This is an historic high and combined with earnings growth expectations of only 3-5% for 1999, it would seem unsustainable. For bank stocks, we believe the risk/reward relationship is much more favorable. Banks are projected to grow earnings per share at low double digit rates (versus low single digits for the S&P 500) but yet currently sell at much lower P/E ratios; currently about 18 times earnings.(2)

Second, while there is still the risk of financial problems overseas affecting the US economy, the financial services sector is less exposed to the turmoil in Asia and South America than a year ago. This general decrease in exposure as well as SIFE's investment focus in regional banks instead of money center banks should serve to enhance long-term returns while minimizing negative exposure.

Lastly, the effect of consolidation and regulatory reform should continue to improve the value of the banking and financial services industries. During 1999, we may see mergers and acquisition activity pause due to the "Year 2000" bug, but SIFE believes that merger activity will continue for many years to come. Merger activity may be further fueled if there is successful regulatory bank reform, which would lower the barriers between banks, brokerages, and insurance companies, and serve to accelerate merger activity between these types of firms.

In summary, while performance during 1998 was lower than the record years seen during most of the 1990's, SIFE believes the foundations for strong long term performance still remain solid.

1) For a list of SIFE's top ten holdings as of December 31, 1998, please see page 16.

2) The financial services sector may exhibit greater volatility than the overall stock market.

1998 ANNUAL REPORT
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

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

Statement of Assets and Liabilities
-------------------------------------------------------------------------------------------
December 31, 1998
-------------------------------------------------------------------------------------------
Assets:

     Investments in securities, at market (cost $584,392,089) ............   $1,055,681,459
     Repurchase agreements ...............................................      111,331,000
     Cash ................................................................        1,534,234
     Receivables for:
          Fund shares sold ..............................................         5,406,802
          Investment securities sold .....................................        2,566,331
          Dividends ......................................................        2,057,167
          Interest .......................................................           13,143
                                                                             --------------
               Total assets ..............................................    1,178,590,136
                                                                             --------------
Liabilities:

     Payables for:
          Fund shares repurchased ........................................        1,697,535
          SIFE (the "Management Company") ................................        1,262,051
          Dividends ......................................................          744,018
                                                                             --------------
               Total liabilities .........................................        3,703,604
                                                                             --------------
          Net assets .....................................................   $1,174,886,532
                                                                             ==============


Class A-I:

     Net asset value per share
          ($1,015,390,282 divided by 162,157,151 shares outstanding)         $         6.26
                                                                             ==============

     Maximum offering price per share (100/95 of $6.26)                      $         6.59
                                                                             ==============


Class A-II:

     Net asset value per share
          ($116,651,184 divided by 18,628,573 shares outstanding) ........   $         6.26
                                                                             ==============
     Maximum offering price per share (100/95 of $6.26)                      $         6.59
                                                                             ==============


Class B:

     Net asset value and offering price per share
           ($39,293,754 divided by 6,275,136 shares outstanding) .........   $         6.26
                                                                             ==============

Class C:

     Net asset value per share
           ($3,551,312 divided by 568,831 shares outstanding) ............   $         6.24
                                                                             ==============
     Maximum offering price per share (100/99 of $6.24) ..................   $         6.30
                                                                             ==============

See Notes To Financial Statements

1998 ANNUAL REPORT
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                                                                           ----

Investment Portfolio
--------------------------------------------------------------------------------
December 31, 1998                                Number of Shares   Market Value
--------------------------------------------------------------------------------
Common Stocks: 89.90/0

     Banks: 77.5%
        AmSouth Bancorporation ..................        686,400     $31,317,000
        Banc One Corp. ..........................        860,968      43,963,179
        BankBoston Corp. ........................        400,000      15,575,000
        Banknorth Group Inc. ....................         15,000         564,375
        Bank of New York Company, Inc. ..........        800,000      32,200,000
        BB&T Corporation ........................        300,096      12,097,620
        Centura Banks, Inc. .....................        100,000       7,437,500
        Chase Manhattan Corp. ...................        769,000      52,340,063
        Chittenden Corporation ..................        110,156       3,524,992
        Citigroup Inc. ..........................        500,000      24,750,000
        City National Corporation ...............        216,283       9,002,780
        Colonial BancGroup, Inc. ................        300,000       3,600,000
        Comerica Incorporated ...................        518,550      35,358,628
        Community First Bankshares, Inc. ........        400,024       8,425,506
        Compass Bancshares, Inc. ................        356,600      13,573,087
        Crestar Financial Corp. .................        250,000      18,000,000
        Cullen/Frost Bankers, Inc. ..............        118,400       6,497,200
        D & N Financial Corp. ...................         11,000         259,875
        Fifth Third Bancorp .....................         40,000       2,852,500
        First American Corp. ....................        376,050      16,687,219
        First Tennessee National Corporation ....        782,000      29,764,875
        First Union Corporation .................        162,000       9,851,625
        Firstar Corporation .....................        353,700      32,982,525
        Fleet Financial Group, Inc. .............      1,422,000      63,545,625
        Florida Banks, Inc. .....................        125,000         968,750
        Hibernia Corporation ....................        250,000       4,343,750
        Imperial Bancorp* .......................        600,000       9,975,000
        Independent Bank Corp. ..................        541,000       9,399,875
        J.P. Morgan & Co. Incorporated ..........         15,000       1,575,938
        KeyCorp .................................      1,000,000      32,000,000
        M & T Bank Corp. ........................         39,100      20,290,456
        Mellon Bank Corp. .......................        556,900      38,286,875

                                               See Notes To Financial Statements

1998 ANNUAL REPORT
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Investment Portfolio
--------------------------------------------------------------------------------
December 31, 1998                                Number of Shares   Market Value
--------------------------------------------------------------------------------

Common Stocks, continued

     Banks, continued
        Mercantile Bancorporation, Inc. ..........        135,000   $  6,226,875
        Mercantile Bankshares Corp. ..............         60,000      2,310,000
        National City Corporation ................        530,000     38,425,000
        National Commerce Bancorporation .........        126,000      2,370,375
        Northern Trust Corp. .....................        151,600     13,236,575
        North Fork Bancorp Inc. ..................      1,119,300     26,793,244
        PNC Bank Corporation .....................        365,000     19,755,625
        Provident Financial Group ................         65,000      2,453,750
        Regions Financial Corp. ..................        190,000      7,659,375
        Republic Bancorp, Inc. ...................         50,000        643,750
        Silicon Valley Bancshares* ...............         97,100      1,653,734
        SouthTrust Corporation ...................        120,000      4,432,500
        Sterling Bancshares, Inc. ................        300,000      4,462,500
        Summit Bancorp ...........................        427,830     18,690,823
        Summit Bancshares, Inc. ..................        290,000      5,365,000
        SunTrust Banks, Inc. .....................        200,000     15,300,000
        TCF Financial Corporation ................        253,200      6,124,275
        Union Planters Corp. .....................        305,000     13,820,312
        United Bankshares, Inc. ..................        184,595      4,891,741
        U.S. Bancorp .............................      1,093,000     38,801,500
        UST Corp. ................................         67,000      1,578,688
        Valley National Bancorp ..................         45,500      1,282,531
        Wachovia Corporation .....................        530,100     46,350,619
        Wells Fargo & Company ....................        320,001     12,780,040
        Westamerica Bancorporation ...............        435,000     15,986,250
        Zions Bancorporation .....................        134,700      8,401,912
                                                                     -----------
                                                                     910,808,812
     Consumer Financial Services: 6.4%
        Federal Home Loan Mortgage Co ............        133,300      8,589,519
        Federal National Mortgage Association ....        300,000     22,200,000
        Household International ..................        105,000      4,160,625
        MBNA Corporation .........................         97,500      2,431,406

See Notes To Financial Statements

1998 ANNUAL REPORT
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

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                                                                           ----

Investment Portfolio
--------------------------------------------------------------------------------
December 31, 1998                               Number of Shares    Market Value
--------------------------------------------------------------------------------
Common Stocks, continued

     Consumer Financial Services, continued
        MGIC Investment Corp. .....................      65,000   $    2,587,812
        State Street Corporation ..................     500,000       34,781,250
                                                                  --------------
                                                                      74,750,612

     Thrifts: 2.7%
        Charter One Financial, Inc. ...............     603,281       16,741,048
        FirstFed Financial Corp.* .................     102,100        1,825,037
        Peoples Heritage Financial Group, Inc. ....     310,270        6,205,400
        Sovereign Bancorp, Inc. ...................     145,000        2,066,250
        Webster Financial Corp. ...................     163,600        4,488,775
                                                                  --------------
                                                                      31,326,510

     Insurance: 1.7%
        American Express Company ..................      50,000        5,112,500
        Fremont General Corp. .....................      44,000        1,089,000
        SunAmerica Inc. ...........................     135,000       10,951,875
        Transatlantic Holdings, Inc. ..............      35,000        2,644,688
                                                                  --------------
                                                                      19,798,063

     Brokerages: 1.6%
        Alliance Capital Management L.P. ..........      89,700        2,309,775
        The Charles Schwab Corporation ............     297,000       16,687,687
                                                                  --------------
                                                                      18,997,462
                                                                  --------------
Total Common Stocks (cost $584,392,089) ...........                1,055,681,459
                                                                  --------------

Repurchase agreements: 9.5%

        State Street Bank and Trust Company,
          4.25%, due 0 1/04/99
        Collateral: U.S. government obligations,
          market value of $113,564,284 ............                  111,331,000
                                                                  --------------
Total Investments (cost $695,723,089): 99.4% ......                1,167,012,459
                                                                  --------------
Other Assets and Liabilities, net: 0.6% ...........                    7,874,073
                                                                  --------------
Net Assets: 100.0% ................................               $1,174,886,532
                                                                  ==============
*Non-income producing
                                               See Notes To Financial Statements
1998 ANNUAL REPORT
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

Statement of Operations
--------------------------------------------------------------------------------
Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment income:

     Income:
        Dividends ......................................   $ 20,378,750
        Interest .......................................      6,135,258
        Other income ...................................          6,537
                                                           ------------
        Total investment income ........................                     $ 26,520,545


     Expenses:
        Management fees ................................     14,504,536
        Service and distribution expenses
         Class A-II ....................................        253,933
         Class B .......................................        303,129
         Class C .......................................         26,343
                                                           ------------
             Total expenses ............................                       15,087,941
                                                                             ------------
             Net investment income .....................                       11,432,604
                                                                             ------------


Realized and unrealized gain/(loss) on investments:
        Net realized gain ..............................     66,518,964
        Gain on expiration of option contracts .........      4,364,607
        Net decrease in unrealized appreciation
           of investments during the period ............    (26,982,915)
                                                           ------------
                                                                             ------------
       Net gain on investments .........................                       43,900,656
                                                                             ------------
Net increase in net assets resulting from operations ...                     $ 55,333,260
                                                                             ============

See Notes To Financial Statements

1998 ANNUAL REPORT
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                                                                           ----

Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------
Years Ended                                                December 31, 1998  December 31, 1997
-----------------------------------------------------------------------------------------------
Increase in net assets:

     Operations:
        Net investment income ...........................   $    11,432,604    $    12,980,870
        Net realized gain from investment transactions ..        70,883,571         64,683,150
        Net (decrease)/increase in unrealized
          appreciation of investments ...................       (26,982,915)       277,075,662
                                                            ----------------------------------
             Net increase in net assets resulting from
               operations ...............................        55,333,260        354,739,682


Distributions paid to investors:

        From net investment income:
          Class A-I .....................................       (10,625,303)       (12,317,564)
          Class A-II ....................................          (801,182)          (616,821)
          Class B .......................................           (15,045)           (49,266)
          Class C .......................................              (995)            (3,982)
        From net realized gain on investments:
          Class A-I .....................................       (66,062,653)       (74,370,251)
          Class A-Il ....................................        (7,169,547)        (5,742,617)
          Class B .......................................        (2,512,490)        (1,018,791)
          Class C .......................................          (190,198)           (85,524)
                                                            ----------------------------------
             Total distributions ........................       (87,377,413)       (94,204,816)

Capital share transactions:
        Increase from capital shares sold and reinvested        441,334,161        275,018,698
        Decrease from capital shares repurchased ........      (386,217,042)      (171,123,189)
                                                            ----------------------------------
             Net increase from capital share transactions        55,117,119        103,895,509

        Total increase in net assets ....................        23,072,966        364,430,375

Net assets:
        Beginning of year ...............................     1,151,813,566        787,383,191
                                                            ----------------------------------
        End of year .....................................   $ 1,174,886,532    $ 1,151,813,566
                                                            ==================================


Net assets consist of:
        Shares of beneficial interests ..................   $   704,211,971    $   649,094,852
        Undistributed net investment income .............            31,622             41,543
        Undistributed net realized (loss)/gain on sale of
         investment securities and option contracts .....          (646,431)         4,404,886
        Unrealized appreciation of investment securities        471,289,370        498,272,285
                                                            ----------------------------------
                                                            $ 1,174,886,532    $ 1,151,813,566
                                                            ==================================

                                                             See Notes To Financial Statements

1998 ANNUAL REPORT
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Notes to Financial Statements

Note 1.

Significant Accounting Policies

SIFE Trust Fund (the "Trust Fund") is an openend diversified management investment company offering its shares on a continuous basis to the public. The Trust Fund was organized as a business trust under the laws of the State of Delaware on February 28, 1997. The Trust Fund is the successor-in-interest to SIFE Trust Fund, a California trust organized on September 26, 1960 which had operated as a mutual fund since July 2, 1962. The Trust Fund is registered under the Investment Company Act of 1940, as amended, (the "1940 Act").

The Trust Fund offers four classes of shares: Class A-I, Class A-II, Class B and Class C. Class A-I shares are available for purchase only by (i) a Trust Fund account which was established on or prior to April 30, 1996; (ii) directors, employees and registered representatives of SIFE (the "Management Company") and the Trust Fund, and their immediate family members; and (iii) broker/dealers and certain other institutional purchasers. The offering of Class A-II shares began May 1, 1996 and the offering of Class B and C shares began May 1, 1997. Realized and unrealized gains or losses and investment income, net of management fees, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Each class of shares differs in its respective distribution expenses and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Trust Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for registered investment companies.

Portfolio valuation:

Portfolio securities which are listed on a national stock exchange are valued at the closing price on the stock exchange on which they are primarily traded. If there has been no daily trading in a listed security, that security is valued at the last available closing price. Securities which are traded over-the-counter and for which closing prices are readily available (such as NASDAQ) are valued at the closing price. Other securities which are traded over-the-counter but for which closing prices are not readily available are valued at the closing bid price. Short-term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value. Temporary investments in repurchase agreements are valued at cost.

Security transactions and related investment income:

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are recorded on the specific identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Distributions to investors:

Distributions paid to investors are recorded on the ex-distribution date. Net investment income is distributed proportionately to each investor's account as of the last business day in February, May, August and December. Realized gains, net of losses, from securities held for more than one year are distributed annually as of the last business day in November. Realized gains, net of losses, from securities held for less than one year are distributed annually as of the last business day in December.

Income taxes:

The Trust Fund's policy is to comply with the requirements of the Internal Revenue Code and regulations thereunder applicable to regulated investment companies and to distribute all of its taxable income to its investors. Therefore, no provision for federal income taxes is recorded in the financial statements.

Covered call and put options:

The Trust Fund may write covered call options on securities held by the Trust Fund for non-speculative or hedging purposes, may write covered put options on securities for the same purposes, and may enter into closing purchase transactions with respect to such options. Options written by the Trust Fund normally will have expiration dates between three and nine months from the date written.

All call and put options written by the Trust Fund must be "covered." A call option will be considered covered if the Trust Fund, so long as it remains obligated as a writer, owns the securities underlying the options. A put option will be covered if the Trust Fund, so long as it remains obligated as a writer, maintains in a segregated account held by State Street Bank and Trust Company ("State Street Bank") as custodian of the Trust Fund, cash, U.S. Treasury Bills or high-grade short-term debt securities in an amount equal to or greater than the exercise price of the put option.

The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. When the Trust Fund writes an option, an amount equal to the premium received by the Trust Fund is recorded as an asset and equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price or in the absence of a sale, the last bid price on that day. If a written option expires on the stipulated expiration date or if the Trust Fund enters into a closing purchase transaction, the Trust Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a

1998 ANNUAL REPORT
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                                                                           ----

Notes to Financial Statements

written call option is exercised, the Trust Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost basis of the underlying security is reduced by the premium originally received.

Repurchase agreements:

The Trust Fund may invest in repurchase agreements secured by U.S. Government obligations or by other securities. Securities pledged as collateral for repurchase agreements are held by the Trust Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements are intended to ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings and other uncertainties and expenses.


Note 2.

Affiliated Party Transactions - Agreements with SIFE (the "Management Company")

The Management Company is the investment advisor, administrator, transfer agent, and underwriter for the Trust Fund and has acted in such capacities since the formation of the Trust Fund. State Street Bank serves as custodian, sub-transfer agent and service provider to existing Trust Fund investors.

Transfer agency agreement and administrative services agreement:

Pursuant to a transfer agency agreement, the Management Company acts as the Trust Fund's transfer agent, as well as providing fund accounting services. Effective March 24, 1997 the Management Company, in turn, engaged State Street Bank to provide certain transfer agency functions for the Trust Fund. Effective April 1, 1996, all expenses related to the operation of the Trust Fund are the responsibility of the Management Company (see "Investment Advisory Agreement" below). Under the terms of a prior investment advisory agreement, certain Trust Fund expenses were paid by the Management Company and reimbursed by the Trust Fund monthly.

Investment advisory agreement:

The Trust  Fund has  entered  into an  investment  advisory  agreement  with the
Management Company. Under the terms of the current investment advisory agreement, the Management Company provides investment advice, a broad range of administrative, regulatory and other services for the Trust Fund and the investors, and receives an all-inclusive management fee of 1.25% of the Trust Fund's average daily net assets, per annum. During the year ended December 31, 1998, management fees incurred by the Trust Fund totaled $14,504,536.

Distribution plan and underwriting agreement:

Pursuant to Rule 12b-1 under the 1940 Act, the Management Company's Board of Directors has adopted separate distribution plans with respect to the Trust Fund's Class A-II, Class B and Class C shares, pursuant to which the Trust Fund reimburses the Management Company for a portion of its shareholder servicing and distribution expenses.

Under the Class A-II Plan, the Trust Fund may pay the Management Company a distribution fee at the annualized rate of 0.25% of the average daily net assets of the Trust Fund's Class A-II shares for expenditures incurred by the Management Company in providing services as principal underwriter to the Trust Fund for such shares. Under the Class B and Class C Plan, the Trust Fund may pay the Management Company a distribution fee at the annualized rate of 0.75% of the average daily net assets of the Trust Fund's Class B and Class C shares for its expenditures incurred in providing services as principal underwriter for such shares, and may pay the Management Company a service fee at the annualized rate of 0.25% of the average daily net assets of the Trust Fund's Class B and Class C shares, for the Management Company's expenditures incurred in servicing and maintaining shareholder accounts.

In its capacity as principal underwriter for the Trust Fund, the Management Company receives commissions of 2.5% to 5.0% on sales of the Trust Fund's Class A-I and Class A-II shares. No sales charge is assessed on purchases of $1,000,000 or more, purchases by directors, trustees, employees and registered representatives of the Management Company and the Trust Fund, and their immediate family members, as well as broker-dealers and certain other institutional purchasers.

Class B shares are offered at net asset value per share, without the imposition of a sales charge, but are subject to a contingent deferred sales charge ("CDSC") of up to 5.0% if redeemed within six years of purchase. Class B shares automatically convert into Class A-II shares, based on relative net asset values, on the sixth anniversary of their purchase. The Management Company will pay to the selling dealer, out of its own resources, a sales commission of 4.0% of the Class B shares purchased.

Class C shares are subject to an initial sales charge of 1%. Any shares redeemed prior to one year following the initial purchase are subject to a 1% CDSC.

Commissions are deducted from the gross proceeds received from the sale of investment shares, and as such are not expenses of the Trust Fund.

Commissions retained by the Management Company totaled $462,660 for the year ended December 31, 1998.

Certain officers and directors of the Trust Fund are also officers and

1998 ANNUAL REPORT
------------------
 page  SIFE Trust Fund
 12    -------------------------------------------------------------------------
-----

Notes to Financial Statements

directors of the Management Company. On December 31,1998, the Management Company owned 469,682 Class A-I shares of the Trust Fund.

Note 3.

Unrealized Appreciation of Investments

On December 31, 1998, the net unrealized appreciation for all securities was as follows:

Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost .......   $ 475,354,065

Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value .......      (4,064,695)
                                                                  -------------
Net unrealized appreciation ...................................   $ 471,289,370
                                                                  =============

The tax cost basis used in the above calculation is the same as that used for financial statement purposes.


Note 4.

Capital Share Transactions

The following is a summary of share  transactions  for the years ended  December
31, 1998 and December 31, 1997:

                                                      1998                              1997
                                           -------------------------------------------------------------
Class A-I                                    Shares          Amount            Shares          Amount
---------                                    ------          ------            ------          ------

Shares sold .........................      10,264,524    $  65,303,921        9,188,773    $  52,531,297

Shares issued in connection with
        reinvestment of distributions      11,734,641       71,066,418       12,831,281       80,769,497
                                          --------------------------------------------------------------
                                           21,999,165      136,370,339       22,020,054      133,300,794

Shares repurchased ..................     (22,439,728)    (142,308,295)     (17,565,092)    (100,565,902)
                                          --------------------------------------------------------------
Net (decrease) increase .............        (440,563)   $  (5,937,956)       4,454,962    $  32,734,892
                                          ==============================================================


                                                      1998                              1997
                                           -------------------------------------------------------------
Class A-II                                   Shares          Amount            Shares          Amount
----------                                   ------          ------            ------          ------

Shares sold .........................      41,331,298    $ 266,163,815       19,597,918    $ 118,440,103

Shares issued in connection with
        reinvestment of distributions       1,269,318        7,751,784          985,802        6,240,462
                                          --------------------------------------------------------------
                                           42,600,676      213,915,599       20,583,720      124,680,565

Shares repurchased ..................     (37,124,813)    (239,844,067)     (11,185,753)     (10,366,119)
                                          --------------------------------------------------------------
Net increase ........................       5,475,863    $  34,071,532        9,397,967    $  54,314,446
                                          ==============================================================


The following is a summary of share transactions for the year ended December 31,
1998 and for the period May 1, 1997 (commencement of operations) to December 31,
1997:
                                                      1998                            1997
                                          --------------------------------------------------------------
Class B                                       Shares        Amount           Shares           Amount
-------                                       ------        ------           ------           ------

Shares sold ..........................      3,922,688    $ 25,579,740       2,376,117      $ 14,801,210

Shares issued in connection with
    reinvestment of distributions ....        366,593       2,218,133         146,092           928,642
                                          --------------------------------------------------------------
                                            4,289,281      27,797,873       2,522,209        15,729,852
Shares repurchased ...................       (511,127)     (3,220,808)        (25,227)         (158,546)
                                          --------------------------------------------------------------
Net increase .........................      3,778,154    $ 24,577,065       2,496,982      $ 15,571,306
                                          ==============================================================

                                                      1998                            1997
                                          --------------------------------------------------------------
Class C                                       Shares        Amount           Shares           Amount
-------                                       ------        ------           ------           ------
Shares sold ..........................        419,012    $  3,083,299         198,347      $  1,237,034

Shares issued in connection with
    reinvestment of distributions ....         27,638         167,051          11,059            70,453
                                          --------------------------------------------------------------
                                              506,650       3,250,350         209,406         1,307,487
Shares repurchased ...................       (142,207)       (843,872)         (5,018)          (32,622)
                                          --------------------------------------------------------------
Net increase .........................        364,443    $  2,406,478         204,388      $  1,274,865
                                          ==============================================================


Note 5.

Purchases and Sales of Securities

Purchases and sales of investment securities were $354,986,187 and $425,649,219, respectively for the year ended December 31, 1998.


Note 6.

Concentration of Credit Risk

On December 31, 1998, approximately $1,055,681,459 (89.9% of net assets) of the Trust Fund's investments were in equities of financial institutions.


Note 7.

Financial Instruments

The Trust Fund may trade in financial instruments with offbalance sheet risk during the normal course of investing activities to assist in managing exposure to various market risks. These financial instruments include written covered call and put options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. As of December 31, 1998 there were no covered call or put options outstanding.

1998 ANNUAL REPORT
------------------

                                                          SIFE Trust Fund  page
-------------------------------------------------------------------------   13
                                                                           ----

Financial Highlights
                                                                                           Class A-I
                                                                ---------------------------------------------------------------
Years Ended, December 31                                           1998          1997         1996         1995        1994
                                                                ---------------------------------------------------------------
Selected Per Share Data
          (For one share outstanding throughout each period):
     Net asset value, beginning of period ...................   $    6.45     $    4.86     $  4.58     $   3.55     $   3.83
                                                                ---------------------------------------------------------------
     Income from investment operations:
          Net investment income .............................        0.07          0.08        0.09         0.10         0.09
          Net realized and unrealized
            gain (loss) on investments ......................        0.24          2.07        1.16         1.68        (0.13)
                                                                ---------------------------------------------------------------
               Total from investment operations .............        0.31          2.15        1.25         1.78        (0.04)
                                                                ---------------------------------------------------------------
     Less distributions to investors:
          Distributions from net investment income ..........       (0.07)        (0.08)      (0.09)       (0.10)       (0.09)
          Distributions from capital gains ..................       (0.43)        (0.48)      (0.88)       (0.65)       (0.15)
                                                                ---------------------------------------------------------------
               Total distributions ..........................       (0.50)        (0.56)      (0.97)       (0.75)       (0.24)
                                                                ---------------------------------------------------------------
      Net asset value, end of period ........................   $    6.26     $    6.45     $  4.86     $   4.58     $   3.55
                                                                ===============================================================
Total Return*** .............................................         5.1%         44.8%       27.4%        49.9%        (1.5%)

Ratios and Supplemental Data
     Net assets, end of period (in millions) ................   $   1,015     $   1,049     $   769    $     614     $    410
                                                                ===============================================================
     Ratios to average net assets:
           Expenses .........................................        1.25%         1.25%       1.20%        1.03%        0.94%
                                                                ===============================================================
           Net investment income ............................        1.04%         1.38%       1.82%        2.25%        2.27%
                                                                ===============================================================
     Portfolio turnover rate ................................        31.0%         63.0%      140.2%        93.5%        25.2%
                                                                ===============================================================


                                                                    Class A-II                Class B              Class C
                                                           --------------------------------------------------------------------
Years Ended, December 31                                     1998      1997      1996*     1998     1997**     1998      1997**
                                                           --------------------------------------------------------------------
Selected Per Share Data
     (For one share outstanding throughout each period):
     Net asset value, beginning of period ..............   $  6.46   $  4.86   $  4.73   $  6.45   $  5.41   $  6.46   $  5.41
                                                           --------------------------------------------------------------------
     Income from investment operations:
          Net investment income ........................      0.05      0.07      0.07      --        0.01       --       0.01
          Net realized and unrealized
            gain (loss) on investments .................      0.23      2.07      1.01      0.24      1.53      0.21      1.54
                                                           --------------------------------------------------------------------
               Total from investment operations ........      0.28      2.14      1.08      0.24      1.54      0.21      1.55
                                                           --------------------------------------------------------------------
     Less distributions to investors:
          Distributions from net investment income .....     (0.05)    (0.06)    (0.07)     --       (0.02)      --      (0.02)
          Distributions from capital gains .............     (0.43)    (0.48)    (0.88)    (0.43)    (0.48)    (0.43)
                                                           --------------------------------------------------------------------
               Total distributions .....................     (0.48)    (0.54)    (0.95)    (0.43)    (0.50)    (0.43)
                                                           --------------------------------------------------------------------
     Net asset value, end of period ....................   $  6.26   $  6.46   $  4.86   $  6.26   $  6.45   $  6.24   $  6.46
                                                           ====================================================================
     Total Return*** ...................................       4.7%     44.6%     22.8%      4.1%     28.9%      3.6%     29.1%
                                                           ====================================================================

Ratios and Supplemental Data
     Net assets, end of period (in millions) ...........   $   117   $    85   $    18   $    39   $    16   $     4   $     1
                                                           ====================================================================
     Ratios to average net assets:
            Expenses ...................................      1.50%     1.50%     1.48%     2.25%     2.22%     2.25%     2.25%
                                                           ====================================================================
            Net investment income ......................      0.79%     1.11%     1.77%     0.00%     0.30%     0.00%     0.30%
                                                           ====================================================================
     Portfolio turnover rate ...........................      31.0%     63.0%    140.2%     31.0%     63.0%     31.0%     63.0%
                                                           ====================================================================

*      For the period May 1, 1996  (commencement  of operations) to December 31,
       1996.

**     For the period May 1, 1997  (commencement  of operations) to December 31,
       1997.

***    Sales loads are not  reflected  in total  return.

                                               See Notes To Financial Statements

1998 ANNUAL REPORT
------------------
 page  SIFE Trust Fund
 14    -------------------------------------------------------------------------
-----

Independent Auditors' Report



         To the Investors and Board of Trustees of SIFE Trust Fund:

                  We have  audited  the  accompanying  statement  of assets  and liabilities of SIFE Trust Fund (the "Fund"), including the schedule of investments, as of December 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Financial highlights of the Class A-I units for the years ended December 31, 1994 and 1995 were audited by other auditors whose report dated January 30, 1996 expressed an unqualified opinion on such financial highlights.

                  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SIFE Trust Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

          /s/ Deloitte & Touche LLP

          San Francisco, California
          January 29, 1999

1998 ANNUAL REPORT
------------------

                                                          SIFE Trust Fund  page
-------------------------------------------------------------------------   15
                                                                           ----

SIFE Performance
------------------------------------------------------
       Average Annual Compounded Total Return

  years   min. load 0%   max. load 5%  S & P 500 Index
------------------------------------------------------
    1        5.14%         -0.12%          28.58%
------------------------------------------------------
    5       23.41%         22.15%          24.06%
------------------------------------------------------
   10       19.17%         18.56%          19.21%
------------------------------------------------------




SIFE's Investment Portfolio
------------------------------------------------------
                             (as of December 31, 1998)

[GRAPHIC OMMITTED]

                                        Banks 77.5%  o
                         Repurchase Agreements 9.5%  o
                   Consumer Financial Services 6.4%  o
                                       Thrifts 2.7$  o
                                     Insurance 1.7%  o
                                    Brokerages 1.6%  o


Comparison to the S & P 500 Index
------------------------------------------------------




                    [PLOT POINTS TO BE SUPPLIED BY CUSTOMER]







The above graph represents a hypothetical illustration comparing a $9,500 investment made in SIFE Trust Fund on December 31, 1988 ($9,500 represents a $10,000 investment with the maximum sales charge deducted) to a $10,000 investment made in the Standard and Poor's 500 Composite Price Index and includes reinvestments of dividends and capital gains. The Standard and Poor's 500 Index is an unmanaged value-weighted price index composed of 500 large capitalized U.S. stocks and is regarded as a broad based benchmark for market conditions.

The above chart represents a hypothetical illustration comparing a $9,500 investment and a $10,000 investment made in SIFE Trust Fund on December 31, 1998 to a $10,000 investment made in the Standard and Poor's 500 Composite Price Index and includes reinvestments of dividends and capital gains.

Please be aware that the return information in the chart and graph for SIFE includes operating expenses (such as management fees) that reduce returns, while the return for the Standard and Poor's 500 Composite Price Index does not.

Performance data quoted represents past performance and does not predict future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data is quoted for Class A-I only (performance for other classes will vary due to differences in fee structures) and does not reflect the effect of any market volatility that has occurred since the date of the information. As a result, returns after the date of this report may be substantially more or less than those shown.

SIFE Trust Fund is a sector fund and as such may exhibit higher volatility than the overall stock market. Please refer to the prospectus for a complete disclosure of the risks associated with the financial services sector, as well as the expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before investing in any fund. For a free copy of the SIFE prospectus, please call (800) 524-7433.

1998 ANNUAL REPORT
------------------
 page  SIFE Trust Fund
 16    -------------------------------------------------------------------------
-----

SIFE's Top Ten Holdings                                (as of December 31, 1998)
--------------------------------------------------------------------------------
  Fleet Financial Group, Inc.      5.4%      National City Corporation     3.3%
  Chase Manhattan Corp.            4.5%      Mellon Bank Corp.             3.3%
  Wachovia Corporation             3.9%      Comerica Incorporated         3.0%
  Banc One Corp.                   3.7%      State Street Corporation      3.0%
  U.S. Bancorp                     3.3%      Firstar Corporation           2.8%
--------------------------------------------------------------------------------

Officers And Trustees of the SIFE Trust Fund
---------------------------------------------------------------------------------------------------
Haig G. Mardikian*                          Charles W. Froehlich, Jr.        Sam A. Marchese
Chairman of the Board and Trustee           Secretary and Trustee            Trustee Emeritus

Walter S. Newman*                           John A. Meany*                   Diane Howard Belding
Vice Chairman of the Board and Trustee      Trustee                          Trustee

Bruce W. Woods                              Neil L. Diver*                   Gary A. Isaacson
President and Trustee                       Trustee                          Treasurer
                                                                             *Independent Trustees

Officers And Directors of SIFE (the "Management Company")
---------------------------------------------------------------------------------------------------
Bruce W. Woods
President, Chief Executive Officer and      Charles W. Froeblich, Jr.        Sharon E. Tudisco
Chairman                                    Secretary and Director           Director

Michael J. Stead                            John W. Woods                    Diane Howard Belding
Chief Investment Officer and Director       Director                         Director

Gary A. Isaacson                            Sam A. Marchese
Chief Financial Officer                     Director



Custodian                              Additional SIFE Services
-----------------------------------    ----------------------------------------
State Street Bank and Trust Company    SIFE  Trust  Fund  provides   continuing
225 Franklin Street                    individual  services  to  the  Investor,
Boston, MA 02110                       including   assistance  for  changes  of
                                       beneficiary,   assignments,   collateral
Transfer Agent                         bank loans, redemptions and the purchase
-----------------------------------    of   additional   fund   shares.    SIFE
Boston Financial Data Services         representatives  are  prepared to assist
P.O. Box 8244                          you in establishing retirement accounts,
Boston, MA 02266                       including   IRA's,   IRA-SEP's,   SIMPLE
                                       IRA's,  Roth IRA's,  Education IRA's and
Legal Counsel                          Section 403(b)(7) accounts.
-----------------------------------
Paul, Hastings, Janofsky & Walker LLP Inquiries concerning any of SIFE's 345 California Street, 29th Floor services may be directed to your
San Francisco, CA 94104                representative  or the home office.  For
                                       the  convenience  of Investors,  you may
                                       call toll free (800)  231-0356  or (925)
Independent Auditors                   988-2430   if  you   have  a   need  for
-----------------------------------    information or service. For current unit
Deloitte & Touche LLP                  price,  SIFE  has  a 24  hour  toll-free
50 Fremont Street                      number: (800) 553-7433.
San Francisco, CA 94105
                                       This report and the financial statements
                                       contained  herein are  provided  for the
                                       general  information of the shareholders
                                       of SIFE.  This report is not  authorized
                                       for    distribution    to    prospective
                                       investors in SIFE unless preceded or accompanied by an effective prospectus.


1998 ANNUAL REPORT
------------------

                                      ----
                                      SIFE
                                      ----

                      100 North Wiget Lane, P.O. Box 9007
                          Walnut Creek, CA 94598-0907
                    Phone (800) 231-0356/fax (925) 943-1783
                             Website: www.sife.com
                              Ticker Symbol: SIFEX

                            (c) 1998 SIFE Trust Fund